Exhibit 99.1

MasTec, Inc. Announces Commencement of

Exchange Offer and Consent Solicitation

Coral Gables, FL, August 8, 2022 - MasTec, Inc. (NYSE: MTZ) (the “Company”) announced its commencement of a private exchange offer to certain Eligible Holders (as defined herein) (the “Exchange Offer”) for any and all outstanding 6.625% Senior Notes due August 15, 2029 (the “IEA Existing Notes”) issued by IEA Energy Services LLC (the “IEA Issuer”), a subsidiary of Infrastructure and Energy Alternatives, Inc. (“IEA”), for up to an aggregate principal amount of $300,000,000 of new 6.625% MasTec Senior Notes due August 15, 2029 issued by the Company (the “MTZ Exchange Notes”).

The Exchange Offer and Consent Solicitation (as defined herein) are being conducted in connection with, and are conditioned upon the completion of, the previously announced merger in which IEA would become a wholly owned subsidiary of the Company (the “Merger”), which is currently expected to close in the fourth quarter of 2022, subject to customary closing conditions, regulatory approvals and approval by the stockholders of IEA.

The following table sets forth the Exchange Consideration (as defined herein), Early Tender Premium (as defined herein) and Total Consideration (as defined herein) for the MTZ Exchange Notes:

IEA Existing Notes	CUSIP	Maturity Date	Aggregate Principal Amount Outstanding	Consent Payment(1)	Exchange Consideration(2)	Early Tender Premium(3)	Total Consideration(4)
6.625% Senior Notes due 2029	(144A) 45174AAA0 (Reg S) U4502YAA5 (IAI) 45174AAB8	August 15, 2029	$300,000,000	$2.50 in cash	$950 principal amount of MasTec, Inc. 6.625% Senior Notes due 2029	$50 principal amount of MasTec, Inc. 6.625% Senior Notes due 2029	$1,000 principal amount of MasTec, Inc. 6.625% Senior Notes due 2029 and $2.50 in cash

(1)

For each $1,000 principal amount of IEA Existing Notes accepted for exchange. On the Settlement Date (as defined herein), the Consent Payment (as defined herein) will be paid to each Eligible Holder that validly tendered and did not validly withdraw IEA Existing Notes at or prior to 5:00 p.m., New York City time on August 19, 2022 or, if the IEA Supplemental Indenture (as defined herein) is executed later than such date, at or prior to the Consent Revocation Deadline (as defined herein), even if such person is no longer the beneficial owner of such IEA Existing Notes on the Expiration Date (as defined herein).

(2)

For each $1,000 principal amount of IEA Existing Notes accepted for exchange. On the Settlement Date, any Eligible Holder who validly tendered (and did not validly withdraw) IEA Existing Notes at or prior to the Expiration Date will be eligible to receive the Exchange Consideration.

(3)

For each $1,000 principal amount of IEA Existing Notes validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time on August 19, 2022 (such date and time, as the same may be extended, the “Early Tender Date”). On the Settlement Date, the Early Tender Premium will be paid to the Eligible Holder who is a beneficial owner of the IEA Existing Notes at the Expiration Date, and who validly tendered and did not validly withdraw such IEA Existing Notes at or prior to the Early Tender Date. For the avoidance of doubt, Eligible Holders who validly tender and do not validly withdraw their IEA Existing Notes after the Early Tender Date and prior to the Expiration Date will not be eligible to receive the Early Tender Premium.

(4)

For each $1,000 principal amount of IEA Existing Notes validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time on August 19, 2022 or, if the IEA Supplemental Indenture is executed later than such date, at or prior to the Consent Revocation Deadline. Includes the Consent Payment of $2.50 in cash, $950 of Exchange Consideration and the $50 Early Tender Premium.

As part of the Exchange Offer, the Company is soliciting consents (the “Consent Solicitation”) with respect to the IEA Existing Notes, to eliminate or modify certain of the covenants, restrictive provisions and events of default (the “Proposed Amendments”) in the indenture, dated as of August 17, 2021, governing the IEA Existing Notes (the “IEA Existing Indenture”). The Proposed Amendments require the consent of the holders of not less than a majority in principal amount of IEA Existing Notes, excluding IEA Existing Notes held by certain affiliated holders of IEA. For each $1,000 principal amount of IEA Existing Notes validly tendered (and not validly withdrawn) at or prior to the Consent Revocation Deadline, Eligible Holders of IEA Existing Notes will be eligible to receive a consent payment of $2.50 in cash (the “Consent Payment”); provided that if the IEA Supplemental Indenture is executed at or prior to 5:00 p.m., New York City time on August 19, 2022, then the Consent Payment will be paid to each Eligible Holder that validly tenders (and does not validly withdraw) their IEA Existing Notes at or prior to 5:00 p.m., New York City time on August 19, 2022. At any time before the Expiration Date, if the Company receives valid consents sufficient to effect the Proposed Amendments to the IEA Existing Indenture, the IEA Issuer has agreed that the IEA Issuer, IEA and the trustee of the IEA Existing Notes will execute and deliver a supplemental indenture relating to the Proposed Amendments (the “IEA Supplemental Indenture”), which will be effective upon execution but will only become operative upon the settlement date of the Exchange Offer (the “Settlement Date”). An Eligible Holder that validly tenders (and does not validly withdraw) its IEA Existing Notes and validly delivers (and does not validly revoke) a consent prior to the Consent Revocation Deadline, but validly withdraws such IEA Existing Notes after the Consent Revocation Deadline but prior to the Expiration Date, will receive the Consent Payment, even if such Eligible Holder is no longer the beneficial owner of such IEA Existing Notes at the Expiration Date, but will not receive the Early Tender Premium or the Exchange Consideration.

The Company, at its option, may complete the Exchange Offer even if valid consents sufficient to effect the Proposed Amendments are not received. Any amendment or waiver of the terms of or conditions with respect to the Exchange Offer by the Company will automatically amend or waive such terms or conditions with respect to the Consent Solicitation unless expressly stated otherwise.

The Exchange Offer and Consent Solicitation are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum, dated August 8, 2022 (the “Offering Memorandum”), and are conditioned upon the closing of the Merger, which condition may not be waived by the Company, and certain other conditions that may be waived by the Company. The Exchange Offer and Consent Solicitation will expire at 5:00 p.m., New York City time on September 30, 2022, unless extended or terminated (such date and time with respect to the Exchange Offer, as may be extended for such Exchange Offer, the “Expiration Date”).

For each $1,000 principal amount of IEA Existing Notes validly tendered (and not validly withdrawn) at or prior to 5:00 p.m., New York City time on August 19, 2022, or, if the IEA Supplemental Indenture is executed later than such date, at or prior to the Consent Revocation Deadline, Eligible Holders of IEA Existing Notes will be eligible to receive the total consideration set out in the table above (the “Total Consideration”), which consists of the Exchange Consideration, the Consent Payment and an early tender premium, payable in MTZ Exchange Notes, equal to $50.00 (the “Early Tender Premium”). To be eligible to receive the Total Consideration, Eligible Holders must (i) validly tender (and not validly withdraw) their IEA Existing Notes at or prior to the Early Tender Date, (ii) validly deliver (and not validly revoke) their consent in the Consent Solicitation at or prior to 5:00 p.m., New York City time on August 19, 2022 or, if the IEA Supplemental Indenture is executed later than such date, at or prior to the Consent Revocation Deadline and (iii) beneficially own such IEA Existing Notes at the Expiration Date. For the avoidance of doubt, for each $1,000 principal amount of IEA Existing Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date but after 5:00 p.m., New York City time on August 19, 2022 or, if the IEA Supplemental Indenture is executed later than such date, after the Consent Revocation Deadline, Eligible Holders will be eligible to receive only the Exchange Consideration and the Early Tender Premium.

The principal amount of MTZ Exchange Notes to be received by an Eligible Holder in the Exchange Offer for each $1,000 principal amount of IEA Existing Notes will in no event exceed $1,000, unless the Exchange Offer is amended.

For each $1,000 principal amount of IEA Existing Notes validly tendered and not validly withdrawn prior to the Expiration Date, Eligible Holders of IEA Existing Notes will be eligible to receive $950 principal amount of MTZ Exchange Notes (the “Exchange Consideration”).

Tenders of IEA Existing Notes may be validly withdrawn at any time prior to the Expiration Date; however the related consent delivered by such Eligible Holder may not be validly withdrawn after the earlier of (i) 5:00 p.m., New York City time on the Early Tender Date and (ii) the date the IEA Supplemental Indenture is executed (the earlier of (i) and (ii), the “Consent Revocation Deadline”), except in certain limited circumstances. A valid withdrawal of tendered IEA Existing Notes prior to the Consent Revocation Deadline will also constitute the revocation of the related consent to the Proposed Amendments to the IEA Existing Indenture. Tendered IEA Existing Notes may be validly withdrawn at any time before the Expiration Date; however, a valid withdrawal of tendered IEA Existing Notes before the Expiration Date but after the Consent Revocation Deadline will not be deemed a revocation of the consent, and such consent will continue to be deemed delivered.

No accrued and unpaid interest is payable upon acceptance of the IEA Existing Notes in the Exchange Offer and Consent Solicitation, including, for the avoidance of doubt, if the Settlement Date falls between a regular record date and interest payment date under the IEA Existing Indenture. The first interest payment on the MTZ Exchange Notes will include the accrued and unpaid interest on the IEA Existing Notes tendered in exchange therefor, such that a tendering Eligible Holder will receive the same interest payment it would have received had its IEA Existing Notes not been tendered in the Exchange Offer and Consent Solicitation; provided that for any portion of an interest period after the Settlement Date, interest will only accrue with respect to the aggregate principal amount of MTZ Exchange Notes an Eligible Holder receives, which will be less than the principal amount of the IEA Existing Notes tendered for exchange if such Eligible Holder validly tenders (and does not validly withdraw) its IEA Existing Notes after the Early Tender Date. For the avoidance of doubt, to the extent an interest payment date occurs prior to the Settlement Date, Eligible Holders who validly tendered and did not validly withdraw IEA Existing Notes in the Exchange Offer and Consent Solicitation will receive accrued and unpaid interest on such interest payment date as required by the terms of the IEA Existing Indenture.

The MTZ Exchange Notes will be the general senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness.

Documents relating to the Exchange Offer and Consent Solicitation will only be distributed to persons who certify that they are (a) a “Qualified Institutional Buyer,” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) a person that is not a U.S. person (as defined in Regulation S under the Securities Act) (such persons, “Eligible Holders”). The complete terms and conditions of the Exchange Offer and Consent Solicitation are described in the Offering Memorandum, copies of which may be obtained by contacting D.F. King & Co., Inc., the exchange agent and information agent in connection with the Exchange Offer and Consent Solicitation, by telephone at (800) 549-6864 (U.S. toll-free) or (212) 269-5550 (banks and brokers), or by email at mastec@dfking.com. The eligibility certification may be completed at www.dfking.com/mastec or is also available by contacting D.F. King & Co., Inc. using the information above.

The MTZ Exchange Notes have not been, and will not be, registered with the Securities and Exchange Commission under the Securities Act, or any state or foreign securities laws. The MTZ Exchange Notes may not be offered or sold in the United States or to any U.S. person except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

This press release is provided for informational purposes only and does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offer and Consent Solicitation are being made solely pursuant to the Offering Memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

About MasTec, Inc.

MasTec is a leading infrastructure construction company operating mainly throughout North America across a range of industries. MasTec’s primary activities include the engineering, building, installation, maintenance and upgrade of communications, energy, utility and other infrastructure, such as: power delivery services, including transmission and distribution, wireless, wireline/fiber and customer fulfillment activities; power generation, primarily from clean energy and renewable sources; pipeline infrastructure, including natural gas pipeline and distribution infrastructure; heavy civil; and industrial infrastructure. MasTec’s customers are primarily in these industries. The information contained on the Company’s website is not incorporated into this press release.

Forward Looking Statements

This press release contains forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to expectations regarding the future financial and operational performance of the Company or IEA; the projected impact and benefits of IEA on the Company’s operating or financial results; expectations regarding the Company’s or IEA’s business or financial outlook; expectations regarding the Company’s plans, strategies and opportunities; expectations regarding opportunities, technological developments, competitive positioning, future economic conditions and other trends in particular markets or industries; the potential strategic benefits and synergies expected from the acquisition of IEA; the development of and opportunities with respect to future projects, including renewable and other projects designed to support transition to a carbon-neutral economy; the Company’s ability to successfully integrate the operations of IEA; the expected closing of, and financing sources for, the acquisition of IEA; the impact of inflation on the Company’s costs and the ability to recover increased costs, as well as other statements reflecting expectations, intentions, assumptions or beliefs about future events and other statements that do not relate strictly to historical or current facts. These statements are based on currently available operating, financial, economic and other information, and are subject to a number of significant risks and uncertainties. A variety of factors in addition to those mentioned above, many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements. Other factors that might cause such a difference include, but are not limited to: risks related to completed or potential acquisitions, including the acquisition of Henkels & McCoy Group, Inc., as well as the ability to identify suitable acquisition or strategic investment opportunities, to integrate acquired businesses within expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisitions at or above the levels projected, including the risk of potential asset impairment charges and write-downs of goodwill; risks related to timely completion, or completion at all, of the Exchange Offer; risks related to the Company’s ability to obtain consents under the Consent Solicitation; risks that conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline; risks related to the impact of inflation on costs as well as economic activity, customer demand and interest rates, risks related to adverse effects of health epidemics and pandemics or other outbreaks of communicable diseases, such as the COVID-19 pandemic, including its effect on supply chain or inflationary issues, as well as, the potential effects of related health mandates and recommendations; market conditions, technological developments, regulatory or policy changes, including permitting processes and tax incentives that affect us or our customers’ industries; the effect of federal, local, state, foreign or tax legislation and other regulations affecting the industries we serve and related projects and expenditures; the effect on demand for our services of changes in the amount of capital expenditures by our customers due to, among other things, economic conditions, including potential adverse effects of public health issues, such as the COVID-19 pandemic on economic activity generally, the availability and cost of financing, and customer consolidation in the industries we serve; activity in the industries we serve and the impact on our customers’ expenditure levels caused by fluctuations in commodity prices, including for oil, natural gas, electricity and other energy sources; our ability to manage projects effectively and in accordance with our estimates, as well as our ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects and estimates of the recoverability of change orders; the timing and extent of fluctuations in operational, geographic and weather factors affecting our customers, projects and the industries in which we operate; the highly competitive nature of our industry and the ability of our customers, including our largest customers, to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice under our contracts, and/or customer disputes related to our performance of services and the resolution of unapproved change orders; our dependence on a limited number of customers and our ability to replace non-recurring projects with new projects; the effect of state and federal regulatory initiatives, including costs of compliance with existing and potential future safety and environmental requirements, including with respect to climate change; risks associated with potential environmental issues and other hazards from our operations; disputes with, or failures of, our subcontractors to deliver agreed-upon supplies or services in a timely fashion, and the risk of being required to pay our subcontractors even if our customers do not pay us; risks related to our strategic arrangements, including our equity investments; any exposure resulting from system or information technology interruptions or data security breaches; any material changes in estimates for legal costs or case settlements or adverse determinations on any claim, lawsuit or proceeding; the adequacy of our insurance, legal and other reserves; the outcome of our plans for future operations, growth and services, including business development efforts, backlog, acquisitions and dispositions; our ability to maintain a workforce based upon current and anticipated workloads; our ability to attract and retain qualified personnel, key management and skilled employees, including from acquired businesses, and our ability to enforce any noncompetition agreements; fluctuations in fuel, maintenance, materials, labor and other costs; risks associated with volatility of our stock price or any dilution or stock price volatility that shareholders may experience in connection with shares we may issue as consideration for earn-out obligations or as purchase consideration in connection with past or future acquisitions, or as a result of other stock issuances; restrictions imposed by our credit facility, senior notes and any future loans or securities; our ability to obtain performance and surety bonds; risks related to our operations that employ a unionized workforce, including labor availability, productivity and relations, as well as risks associated with multiemployer union pension plans, including underfunding and withdrawal liabilities; risks associated with operating in or expanding into additional international markets, including risks from fluctuations in foreign currencies, foreign labor and general business conditions and risks from failure to comply with laws applicable to our foreign activities and/or governmental policy uncertainty; as well as a small number of our existing shareholders have the ability to influence major corporate decisions. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on current expectations. Furthermore, forward-looking statements speak only as of the date they are made. If any of these risks or uncertainties materialize, or if any of our underlying assumptions are incorrect, our actual results may differ significantly from the results that we express in, or imply by, any of our forward-looking statements. We do not undertake any obligation to publicly update or revise these forward-looking statements after the date of this press release to reflect future events or circumstances, except as required by applicable law. We qualify any and all of our forward-looking statements by these cautionary factors.

Additional Information and Where to Find It

In connection with the Merger, the Company intends to file relevant materials with the SEC, including a Registration Statement on Form S-4 to be filed by the Company that will include a preliminary proxy statement of the Company and also constitute a prospectus with respect to the shares of common stock of the Company to be issued in the Merger.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

These materials (when they are available) and other documents filed with the SEC may be obtained free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge at MasTec’s website at MasTec.com or (305) 406-1815. Copies of documents filed with the SEC by IEA (when they become available) may be obtained free of charge on IEA’s website at iea.net or (765) 828-2653.

Investor Contacts:

marc.lewis@MasTec.com

(305) 406-1815